UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2006

Genelabs Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

California	0-19222	94-3010150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Penobscot Drive, Redwood City, California		94063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 369-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 23, 2006, Matthew Loar, Chief Financial Officer of Genelabs Technologies, Inc. (the “Registrant”), notified the Registrant of his resignation, effective September 1, 2006. James A.D. Smith, the Registrant’s President and Chief Executive Officer, will assume Mr. Loar’s duties on an interim basis pending a search for Mr. Loar’s replacement. A copy of the related press release is furnished as Exhibit 99.01 hereto.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.01	Press Release of Registrant, dated August 25, 2006, entitled "Genelabs Names Peter R. Young, Ph.D. as Vice President, Biology and Announces Resignation of Chief Financial Officer."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genelabs Technologies, Inc.
Date: August 28, 2006	By:	/s/ James A.D. Smith
	Name:	James A.D. Smith
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.01	Press Release of Registrant, dated August 25, 2006, entitled "Genelabs Names Peter R. Young, Ph.D. as Vice President, Biology and Announces Resignation of Chief Financial Officer."